POWER OF ATTORNEY


            I, Robert F. Shuford, hereby constitute and appoint, Frank E. Continetti, as my true and lawful attorney-in-fact, is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Registrant"), to execute any and all instruments as such attorney, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Old Point Financial Corporation 1998 Stock Option Plan and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 16th day of July, 1999.



                                          /s/ Robert F. Shuford
                                        -------------------------
                                          Signature

                                POWER OF ATTORNEY


            I, Louis G. Morris, hereby constitute and appoint, Robert F. Shuford and Frank E. Continetti, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Old Point Financial Corporation 1998 Stock Option Plan and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 16th day of July, 1999.



                                          /s/ Louis G. Morris
                                        ----------------------------
                                          Signature

                                POWER OF ATTORNEY


            I, Richard F. Clark, hereby constitute and appoint, Robert F. Shuford and Frank E. Continetti, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Old Point Financial Corporation 1998 Stock Option Plan and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 16th day of July, 1999.



                                          /s/ Gertrude S. Dixon
                                        -----------------------------
                                          Signature

                                POWER OF ATTORNEY


            I, Russell S. Evans, Jr., hereby constitute and appoint, Robert F. Shuford and Frank E. Continetti, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Old Point Financial Corporation 1998 Stock Option Plan and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 16th day of July, 1999.



                                          /s/ Russell S. Evans, Jr.
                                        -----------------------------
                                          Signature

                                POWER OF ATTORNEY


            I, G. Royden Goodson, III, hereby constitute and appoint, Robert F. Shuford and Frank E. Continetti, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Old Point Financial Corporation 1998 Stock Option Plan and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 16th day of July, 1999.



                                          /s/ G. Royden Goodson, III
                                        --------------------------------
                                          Signature

                                POWER OF ATTORNEY


            I, Arthur D. Greene, hereby constitute and appoint, Robert F. Shuford and Frank E. Continetti, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Old Point Financial Corporation 1998 Stock Option Plan and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 16th day of July, 1999.



                                          /s/ Arthur D. Greene
                                        ----------------------------
                                          Signature

                                POWER OF ATTORNEY


            I, Steven D. Harris, hereby constitute and appoint, Robert F. Shuford and Frank E. Continetti, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Old Point Financial Corporation 1998 Stock Option Plan and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 16th day of July, 1999.



                                          /s/ Steven D. Harris
                                        -----------------------------
                                          Signature

                                POWER OF ATTORNEY


            I, John Cabot Ishon, hereby constitute and appoint, Robert F. Shuford and Frank E. Continetti, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Old Point Financial Corporation 1998 Stock Option Plan and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 16th day of July, 1999.



                                          /s/ John Cabot Ishon
                                        --------------------------
                                          Signature

                                POWER OF ATTORNEY


            I, Eugene M. Jordan, hereby constitute and appoint, Robert F. Shuford and Frank E. Continetti, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Old Point Financial Corporation 1998 Stock Option Plan and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 16th day of July, 1999.



                                          /s/ Eugene M. Jordan
                                        -----------------------
                                          Signature

                                POWER OF ATTORNEY


            I, John B. Morgan, hereby constitute and appoint, Robert F. Shuford and Frank E. Continetti, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Old Point Financial Corporation 1998 Stock Option Plan and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 16th day of July, 1999.



                                          /s/ John B. Morgan
                                        --------------------------
                                          Signature

                                POWER OF ATTORNEY


            I, H. Robert Schappert, hereby constitute and appoint, Robert F. Shuford and Frank E. Continetti, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Old Point Financial Corporation 1998 Stock Option Plan and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 16th day of July, 1999.



                                          /s/ H. Robert Schappert
                                        -----------------------------
                                          Signature